UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 11, 2001


                         COMMISSION FILE NUMBER: 0-32321


                           NEVADA HOLDING GROUP, INC.
             (Exact name of registrant as specified in its charter)


                 NEVADA                                  88-0440989
(State of jurisdiction of Incorporation)    (I.R.S. Employer Identification No.)


4729 LOMAS SANTE FE STREET, LAS VEGAS, NEVADA                         89147-6028
  (Address of principal executive offices)                            (Zip Code)


        Registrants telephone number, including area code (702) 220-3120


                                       N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT:

     Not Applicable until acquisition is completed as described in Item 5.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS:

     Not Applicable until acquisition is completed as described in Item 5.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP:

     Not Applicable

ITEM 4. CHANGE OF CERTIFIED PUBLIC ACCOUNTANTS:

On December 11, 2001, this Corporation has engaged the services of Beadle, McBride & Reeves, LLP, Certified Public Accountants, to provide audited financial statements for the year ending December 31, 2001. The Corporation found it necessary to change Certified Public Accountants when Ovist & Howard, Inc., Certified Public Accountants gave notice to the Corporation that their firm is no longer performing SEC engagements and therefore must withdraw as the accountant of record. Ovist & Howard never mentioned that their firm should review any filing.

ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS:

On December 11, 2001, this Corporation entered into a "Letter of Intent" to exchange shares of the Corporation for 100% of the issued and outstanding shares of Apollo Capital Corp., a Nevada corporation, on a share for share basis. The closing date of this exchange will be January 2, 2002 or any date that is mutually agreed upon in writing by both corporations. Terms of the exchange are disclosed in the attached "Letter of Intent". The exchange of shares is subject to the approval of the stockholders of both corporations.

On December 12, 2001, a Proxy Statement was mailed to the stockholders of the Corporation setting forth a Special Meeting of Stockholders to be held at the corporate office, located at 4729 Lomas Sante Fe Street, Las Vegas, Nevada 89147. The purpose of this Special Meeting of Stockholders is as follows:

     1. To ratify the Corporation's planned acquisition of all of the issued and outstanding shares of Apollo Capital Corp. on a share for share exchange.

     2. To approve the severance pay to the resigning officers and directors of the Corporation upon the completion of the acquisition.

     3. To elect a new Board of Directors and officers to serve until the next annual meeting of the stockholders and until their successors are elected and have qualified upon the completion of the acquisition.

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
EXHIBIT ITEM                           DESCRIPTION
------------                           -----------

EXHIBIT 16.1 -- Letter of acceptance as accountant of record from Beadle,
                McBride & Reeves, LLP, Certified Public Accountants, incorporated herein by reference.

EXHIBIT 16.2 -- Letter of resignation as accountant of record from Ovist &
                Howard, Inc., Certified Public Accountants, incorporated herein by reference.

EXHIBIT 20.1 -- "Letter of Intent" for the proposed exchange of shares of the
                Corporation for 100% of the issued and outstanding shares of Apollo Capital Corp., a Nevada corporation on a share for share exchange dated December 11, 2001, incorporated herein by reference.

EXHIBIT 20.2 -- Proxy Statement for Special Meeting of Stockholders to be held on December 27, 2001, incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   NEVADA HOLDING GROUP, INC.
                                                   Registrant


December 17, 2001                                  /s/ Melanie S. Meinders
                                                   -----------------------------
                                                   Melanie S. Meinders
                                                   Director and President

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